Exhibit 10.3

LEXINGTON REALTY TRUST EXECUTIVE SEVERANCE PLAN
This document summarizes the Lexington Realty Trust Executive Severance Plan (the “Wrap Plan”), which is the aggregation of the Executive Severance Policy Agreements, as amended from time to time (the “Agreements”). The form of Agreements are attached hereto as Appendix A and B and all of the terms and conditions of the Agreements are incorporated herein by reference.
In the event of any conflict between the information in this Wrap Plan and an Agreement, the Agreement will govern. This Wrap Plan sets forth important information regarding the administration of the Plan, as well as how to file and/or appeal a claim under the Agreements.
Eligibility
Only executives of Lexington Realty Trust (the “Company”) who have acknowledged and agreed to an Agreement executed by the Company and attached hereto in Appendix A are eligible for benefits under the Plan.
ERISA Plan
This Plan is intended to comply with all applicable requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations promulgated thereunder for top hat welfare benefit severance plans and is to be interpreted in a manner consistent with such requirements.
Administration
The Plan Administrator is the Compensation Committee of the Board of Trustees of the Company. The Plan Administrator shall make any and all determinations required to be made in connection with the operation and administration of the Plan, including (without limitation) the determination of all questions relating to eligibility for benefits and the amount of any benefits payable hereunder. The Plan shall be interpreted in accordance with its terms and their intended meanings. However, the Plan Administrator shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan. The validity of any such interpretation, construction, decision, or finding of fact shall be final, binding, and conclusive and shall not be subject to de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious. If, due to errors in drafting, any Plan provision does not accurately reflect its intended meaning, as demonstrated by consistent interpretations or other evidence of intent, or as determined by the Plan Administrator in its sole and absolute discretion, the provision shall be considered ambiguous and shall be interpreted by the Plan Administrator in a fashion consistent with its intent, as determined in the sole and absolute discretion of the Plan Administrator.
Claims Procedure

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The following shall apply with respect to the claims of employees (or former employees) for benefits under the Plan. Any claim based on a denial of participation must be filed within six (6) months of the employee’s termination date. Any claim that a participant who received Plan benefits should have received a greater amount or different Plan benefits must be filed within six (6) months of the date such benefits would have been provided, if the participant were eligible to receive such benefits or, if earlier, within six (6) months of the date the participant is first notified that he or she will not receive such benefits. Any claim that is not filed within these time limits will be untimely and barred. The Plan Administrator shall notify a claimant in writing within ninety (90) days of the claimant’s written application for benefits of his eligibility or non-eligibility for benefits under the Plan. If the Plan Administrator determines that the claimant is not eligible for benefits or full benefits, the notice shall set forth (a) the specific reasons for such denial, (b) a specific reference to the provision of the Plan on which the denial is based, (c) a description of any additional information or material necessary for the claimant to perfect his claim, and a description of why it is needed, and (d) an explanation of the Plan’s claims review procedure and other appropriate information as to the steps to be taken if the claimant wishes to have his claim reviewed. If the Plan Administrator determines that there are special circumstances requiring additional time to make a decision, the Plan Administrator shall notify the claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period. If the claimant is determined by the Plan Administrator to be not eligible for benefits, or if the claimant believes that he is entitled to greater or different benefits, he shall have the opportunity to have his claim reviewed by the Plan Administrator by filing a petition for review with the Plan Administrator within sixty (60) days after receipt by him of the notice issued by the Plan Administrator. The petition shall state the specific reasons the claimant believes he is entitled to benefits or greater or different benefits. Within sixty (60) days after receipt by the Plan Administrator of said petition, the Plan Administrator shall afford the claimant (and his counsel, if any) an opportunity to present his position to the Plan Administrator orally or in writing, and said claimant (or his counsel) shall have the right to review and obtain copies of all relevant documents. The Plan Administrator shall notify the claimant of its decision in writing within said sixty (60) day period, stating specifically (a) the basis of said decision written in a manner calculated to be understood by the claimant, (b) the specific provisions of the Plan on which the decision is based, (c) a statement that the claimant may receive, upon request and free of charge, access to and copies of all documents relevant to the claim, and (d) a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA. If, because of the need for a hearing, the sixty (60) day period is not sufficient, the decision may be deferred for up to another sixty (60) day period at the election of the Plan Administrator, but notice of this deferral shall be given to the claimant. Any lawsuit or arbitration demand for Plan benefits must be filed within six (6) months of the date of the final decision by the Plan Administrator or it will be untimely and barred. The General Release specified in the Agreements may contain other provisions with respect to any lawsuit or arbitration which, to the extent a General Release has been executed by a participant in the Plan, shall supersede the claims procedure set forth above.
Amendments and Termination
The Company may add to, subtract from, eliminate from, or otherwise amend the Plan, in whole or in part, at any time and from time to time. Additions or amendments shall be made

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through a written plan document that expressly provides that it is adding to or amending this Plan. Subtractions or eliminations are not subject to this requirement. The Company may terminate the Plan and any benefits payable thereunder at any time. Notwithstanding the foregoing, no amendment or termination of the Plan may curtail benefits under the Plan to any employee who has actually commenced receiving such benefits.
Miscellaneous
Neither the adoption nor maintenance of the Plan shall be deemed to be a contract of employment between the Company and any employee. Nothing contained herein shall give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time, nor shall it give the Company the right to require any employee to remain in its employ or to interfere with the employee's right to terminate his employment at any time.
Any notice permitted or required under the Plan (including claims for benefits or appeals of denials for claims for benefits) must be in writing and must be hand delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to Lexington Realty Trust Executive Severance Plan, Plan Administrator, One Penn Plaza, Suite 4015, New York, NY 10119-4015, if to the Company, or to the address last shown on the records of the Company, if to an employee. Any such notice shall be effective as of the date of hand delivery or mailing.

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Appendix A - Form of Executive Severance Policy Agreement
EXECUTIVE SEVERANCE POLICY AGREEMENT

This executive severance policy agreement (this “Policy Agreement”) is hereby entered into by and between [●] (the “Executive”) and Lexington Realty Trust (the “Company”).

If the Executive’s employment is terminated by the Company without “Cause” or the Executive terminates employment for “Good Reason”, then the Executive shall be entitled to receive the following (collectively, the “Without Cause or Good Reason Severance Benefits”):

•
a severance payment equal to [for T. Wilson Eglin: two and one half (2.5) times] [for all other executive officers designated by the Board: two (2) times]: the sum of (i) the Executive’s annual base salary at termination (or if Executive resigned for Good Reason on account of a reduction in annual base salary, Executive’s annual base salary immediately prior to such reduction) and (ii) the average of the Executive’s last two annual cash incentive awards, paid in a lump sum on the 60th day following Executive’s termination of employment;

•
a pro rata annual bonus determined by multiplying the average of the last two annual cash incentive awards by a fraction equal to the number of days employed during the year of termination divided by 365, paid in a lump sum on the 60th day following Executive’s termination of employment; and

•
continuation at the Company’s expense of medical, dental, disability, life insurance and other employee welfare benefits then provided to the Company’s executives (“Group Healthcare Benefits”) for a period of [for T. Wilson Eglin, two and one half (2.5) years] [for all other executive officers designated by the Board: two (2) years] following the date of termination, or if the Executive is ineligible for such Group Healthcare Benefits or if providing such Group Healthcare Benefits would result in adverse tax consequences under Section 105(h) of the Code or any similar law, then a lump sum payment of the cash equivalent of the premiums or other contributions that the Company would otherwise pay to continue coverage of such Group Healthcare Benefits, paid on the 60th day following Executive’s termination of employment.

If the Executive’s employment is terminated on account of death or by the Company on account of “Disability,” the Executive or the Executive’s estate or designated beneficiaries shall be entitled to receive the following (collectively, the “Death or Disability Severance Benefits”):

•	a benefit payment equal to one (1) times the Executive’s base salary at termination, paid in a lump sum on the 60th day following Executive’s termination of employment;

•
a pro rata annual bonus determined by multiplying the average of the last two annual cash incentive awards by a fraction equal to the number of days employed during the year of termination divided by 365, paid in a lump sum on the 60th day following Executive’s termination of employment; and

Appendix A-1

•
continuation at the Company’s expense of Group Healthcare Benefits for a period two (2) years following the date of termination, or if the Executive is ineligible for such medical and dental benefits or if providing them would result in adverse tax consequences under Section 105(h) of the Code or any similar law, then a lump sum payment of the cash equivalent of the premiums or other contributions that the Company would otherwise pay to continue coverage, paid in a lump sum on the 60th day following Executive’s termination of employment.

Additionally, upon a termination of the Executive’s employment under all the circumstances described above, (i) all non-vested time-based awards under any equity award plan of the Company, and all non-vested but earned performance-based awards under any equity award plan of the Company shall accelerate, become fully earned and vested, (ii) the end of the performance period for all non-vested but unearned performance-based awards under any equity award plan of the Company shall be the date of such termination and a pro rata amount of any of such awards then deemed to be earned awards (determined by the number of completed days of the performance period for such award divided by the total number of days in such performance period) shall accelerate, become fully earned and vested, and (iii) all vested unexercised share option awards shall terminate on the six month anniversary of such termination of employment (but in no event later than the maximum term of such option). The benefits described in this paragraph are part of the Without Cause or Good Reason Severance Benefits or the Death or Disability Severance Benefits, as the case may be.

If the Executive’s employment is terminated by the Company with “Cause” or the Executive’s employment is terminated by the Executive without “Good Reason,” then the Executive shall not be entitled to any payments hereunder and all non-vested awards under any equity award plan of the Company shall be forfeited and terminate, except that regardless for the reason of Executive’s termination of employment, Executive shall be entitled to receive the following:

•	any earned but unpaid base salary for the period prior to termination and any earned but unpaid bonuses relating to any bonus period which has ended at the time of such termination; and

•	any rights to which the Executive is entitled in accordance with any applicable plan or program provisions under any employee benefit plan, program or arrangement, fringe benefit or incentive plan.

Notwithstanding anything to the contrary contained in this Policy Agreement, Executive shall not be entitled to receive either the Without Cause or Good Reason Severance Benefits or the Death or Disability Severance Benefits, as the case may be, (1) unless Executive or the Executive's estate, as the case may be, signs a general release in the form prescribed by the Company (the “General Release”), which shall be substantially in the form attached as Exhibit A, and the General Release becomes effective and irrevocable by the 55th day following Executive’s termination of employment, or (2) if the Executive's employment with the Company terminates due to mandatory retirement policy of the Company applicable to "Bona Fide Executives" under the ADEA (as defined in the General Release).

Appendix A-2

“Cause” is defined as (i) the Executive’s commission, conviction of, plea of nolo contendere to, or written admission of the commission of, a felony (but not a traffic infraction or similar offense); (ii) any act by the Executive involving moral turpitude, fraud or misrepresentation with respect to the Company or its Affiliates or the Executive’s duties for the Company or its affiliates; or (iii) gross negligence or willful misconduct on the part of the Executive in the performance of the Executive’s duties as an employee, officer or member of the Company or its affiliates (that in only the case of gross negligence results in a material economic harm to the Company).

“Disability” is defined as the mental or physical incapacity of the Executive such that (i) the Executive is receiving long-term disability benefits under a Company-sponsored long-term disability policy or (ii) if clause (i) does not apply, the Executive has been incapable as a result of illness, disease, mental or physical disability, disorder, infirmity, or impairment or similar cause of performing the Executive’s essential duties and responsibilities for any period of 180 days (whether or not consecutive) in any consecutive 365 day period, which shall be determined by an approved medical doctor selected by the Company and the Executive. If the Company and the Executive cannot agree on a medical doctor, each party shall select a medical doctor and the two doctors shall select a third who shall be the approved medical doctor for this purpose.

“Good Reason” is defined as the occurrence of the following events without the Executive’s written consent: (i) a material reduction of the Executive’s authority, duties and responsibilities, or the assignment to the executive officer of duties materially inconsistent with the Executive’s position or positions with the Company; or (ii) a reduction in the Executive’s rate of base salary. However, an event that otherwise would constitute Good Reason shall not constitute Good Reason unless (a) Executive provides the Company with written notice, no later than 30 days after the initial occurrence of such event constituting Good Reason, indicating an intent to resign due to such event; (b) the Company does not in fact cure such event within 90 days of receiving such written notice; and (c) Executive actually terminates employment during the 30 day period after the end of the 90-day cure period.

Any provision of this Policy Agreement to the contrary notwithstanding, if any of the payments or benefits provided for in this Policy Agreement, together with any other payments which Executive has a right to receive from the Company or any of its affiliates, constitute a “parachute payment”, as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), payments pursuant to this Policy Agreement shall be reduced, if necessary to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code, all as determined by the Company based on the advice of its tax advisor.

Any payments made to Executive under this Agreement shall be reduced by any applicable withholding taxes or other amounts required to be withheld by law or contract.

This Policy Agreement is intended to meet, or be exempt from, the requirements of Section 409A of the Code and the regulations and interpretive guidance promulgated thereunder (collectively, “Section 409A”), with respect to amounts subject thereto, and shall be interpreted and construed consistent with that intent. No expenses eligible for reimbursement, or in-kind

Appendix A-3

benefits to be provided, during any calendar year shall affect the amounts eligible for reimbursement in any other calendar year, to the extent subject to the requirements of Section 409A, and no such right to reimbursement or right to in-kind benefits shall be subject to liquidation or exchange for any other benefit. For purposes of Section 409A, each payment in a series of installment payments provided under this Policy Agreement shall be treated as a separate payment. Any payments to be made under this Policy Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A as determined by the Company based on the advice of its tax advisor. If amounts payable under this Policy Agreement do not qualify for exemption from Section 409A at the time of Executive’s separation from service and therefore are deemed deferred compensation subject to the requirements of Section 409A on the date of such separation from service, then if Executive is a “specified employee” under Section 409A, as determined by the Company based on the advice of its tax advisor, on the date of Executive’s separation from service, payment of the amounts hereunder shall be delayed for a period of six months from the date of Executive’s separation from service if required by Section 409A. The accumulated postponed amount shall be paid in a lump sum within 10 days after the end of the six-month period. If Executive dies during the postponement period prior to payment of the postponed amount, the amounts withheld on account of Section 409A shall be paid to Executive’s estate within 10 days after the date of Executive’s death.

Any payment hereunder may be deferred to the extent reasonably necessary to preserve deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. Notwithstanding anything else in this Agreement to the contrary, the Company will assign this Agreement to and all rights hereunder shall inure to the benefit of any person, firm or corporation resulting from the reorganization of the Company or succeeding to the business or assets of the Company by purchase, merger or consolidation.

This Policy Agreement is designed to be an “employee welfare benefit plan,” as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). This Plan also is designed to be a “top hat” welfare benefit plan under Section 104(a)(3) of ERISA and, if ever considered a “pension plan,” it shall be a top hat pension plan.

If any contest or dispute shall arise between the Company and Executive regarding or as a result of any provision of this Policy Agreement, the Company shall reimburse Executive for all legal fees and expenses reasonably incurred by Executive in connection with such contest or dispute, but only if Executive is successful in respect of substantially all of Executive’s claims pursued or defended in connection with such contest or dispute.  Such reimbursement shall be made as soon as practicable, and not more than 60 days, following the resolution of such contest or dispute (whether or not appealed).

To the extent U.S. Federal law does not apply, this Policy Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that exclusive venue for any litigation, action or proceeding arising from or relating to this Policy

Appendix A-4

Agreement shall lie in the state or federal courts located in New York County, New York and each of the parties expressly waives any right to contest such venue for any reason whatsoever.

The Executive may not assign Executive’s interest in this Policy Agreement.

This Policy Agreement constitutes the entire agreement between the parties hereto, and all prior understandings, agreements or undertakings between the parties concerning Executive’s termination of employment and severance benefits or the other subject matters of this Agreement are superseded in their entirety by this Agreement, including, without limitation, any employment agreements, severance policies or severance policy agreements.
[Signature Page Follows]

Appendix A-5

In consideration of the premises and agreements set forth herein and the employment of the Executive, the undersigned agrees to be bound by this Policy Agreement.

LEXINGTON REALTY TRUST
By:______________________________
Name:
Title:
Date:

ACKNOWLEDGED AND AGREED:
______________________________
[Executive]
Date:

[Signature Page to Executive Severance Policy Agreement]

Appendix A-6

EXHIBIT A TO APPENDIX A
GENERAL RELEASE
THIS GENERAL RELEASE (this “Release”), dated as of                     , 201__, by [ ], residing at the address set forth on the signature page hereof (“Executive”). Capitalized terms used herein but not defined shall have the meanings set forth in the Severance Policy Agreement, dated as of January 15, 2018 (the “Severance Agreement”), by and between the Company and Executive.
WHEREAS, the Severance Agreement provides that, in consideration for certain payments and benefits payable to Executive in connection with certain terminations of Executive’s employment with the Company, Executive shall fully and finally release the Company and its subsidiaries and affiliates (collectively, the “Company Group”) from all claims relating to Executive’s employment relationship with the Company and the termination of such relationship.
Accordingly, the Executive agrees as follows:

1.	Release.
a.General Release. In consideration of the Company’s obligations under the Severance Agreement and for other valuable consideration, Executive hereby releases and forever discharges the Company Group and each of their respective officers, employees, trustees, directors and agents (collectively, the “Released Parties”) from any and all claims, actions and causes of action (collectively, “Claims”), including, without limitation, any Claims arising under (a) the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1514; Sections 748(h)(i), 922(h)(i) and 1057 of the Dodd-Frank Wall Street and Consumer Protection Act (the “Dodd Frank Act”), 7 U.S.C. § 26(h), 15 U.S.C. § 78u-6(h)(i) and 12 U.S.C. § 5567(a) but excluding from this release any right Executive may have to receive a monetary award from the SEC as an SEC Whistleblower, pursuant to the bounty provision under Section 922(a)-(g) of the Dodd Frank Act, 7 U.S.C. Sec. 26(a)-(g), or directly from any other federal or state agency pursuant to a similar program, or (b) any applicable federal, state, local or foreign law, that Executive may have, or in the future may possess arising out of (x) Executive’s employment relationship with and service as a trustee, director, employee, officer or manager of the Company Group, and the termination of such relationship or service, or (y) any event, condition, circumstance or obligation that occurred, existed or arose on or prior to the date hereof; provided, however, that the release set forth in this Section 1(a) shall not apply to (i) the obligations of the Company under the Severance Agreement and (ii) the obligations of the Company to continue to provide trustee/director and officer indemnification to Executive as provided in the declaration of trust, bylaws or other governing documents for the Company. Executive further agrees that the payments and benefits described in the Severance Agreement shall be in full satisfaction of any and all claims for payments or benefits, whether express or implied, that Executive may have against the Company Group arising out of Executive’s employment relationship, Executive’s service as a trustee, director, employee, officer or manager of the Company Group and the termination thereof. The provision of the payments and benefits described in the Severance Agreement shall not be deemed an admission of liability or wrongdoing by the Company Group. [If applicable: This Section 1(a) does not apply to any Claims that Executive may have as of the date Executive signs

Appendix A-Exhibit A-1

this Release arising under the federal Age Discrimination in Employment Act of 1967, as amended, and the applicable rules and regulations promulgated thereunder (“ADEA”). Claims arising under ADEA are addressed in Section 1(b) of this Release.]
b.[If applicable: Specific Release of ADEA Claims. In consideration of the payments and benefits provided to Executive under the Severance Agreement, Executive hereby releases and forever discharges the Company Group and each of their respective officers, employees, trustees, directors and agents from any and all Claims that Executive may have as of the date Executive signs this Release arising under ADEA. By signing this Release, Executive hereby acknowledges and confirms the following: (a) Executive is hereby advised by the Company in connection with Executive’s termination to consult with an attorney of Executive’s choice prior to signing this Release and to have such attorney explain to Executive the terms of this Release, including, without limitation, the terms relating to Executive’s release of claims arising under ADEA; (b) Executive has been given a period of not fewer than 21 days to consider the terms of this Release and to consult with an attorney of Executive’s choosing with respect thereto; and (c) Executive is providing the release and discharge set forth in this Section 1(b) only in exchange for consideration in addition to anything of value to which Executive is already entitled.]
c.Representation. Executive hereby represents that Executive has not instituted, assisted or otherwise participated in connection with, any action, complaint, claim, charge, grievance, arbitration, lawsuit or administrative agency proceeding, or action at law or otherwise against any member of the Company Group or any of their respective officers, employees, trustees, directors, shareholders or agents.
2.Cessation of Payments. In the event that Executive (a) files any charge, claim, demand, action or arbitration with regard to Executive’s employment, compensation or termination of employment under any federal, state or local law, or an arbitration under any industry regulatory entity, except in either case for a claim for breach of the Retirement Agreement or failure to honor the obligations set forth therein or (b) breaches any of the covenants or obligations contained in or incorporated into the Retirement Agreement, the Company shall be entitled to cease making any payments due pursuant to the Retirement Agreement.
3.Voluntary Assent. Executive affirms that Executive has read this Release, and understands all of its terms, including the full and final release of claims set forth in Sections 1(a) and 1(b). Executive further acknowledges that (a) Executive has voluntarily entered into this Release; (b) Executive has not relied upon any representation or statement, written or oral, not set forth in this Release; (c) the only consideration for signing this Release is as set forth in the Retirement Agreement; and (d) this document gives Executive the opportunity and encourages Executive to have this Release reviewed by Executive’s attorney and/or tax advisor.
4. Revocation. This Release may be revoked by Executive within the seven-day period commencing on the date Executive signs this Release (the “Revocation Period”). In the event of any such revocation by Executive, all obligations of the Company under the Retirement Agreement shall terminate and be of no further force and effect as of the date of such revocation.

Appendix A-Exhibit A-2

No such revocation by Executive shall be effective unless it is in writing and signed by Executive and received by the Company prior to the expiration of the Revocation Period.
5.Miscellaneous.
a.Severability. As the provisions of this Release are independent of and severable from each other, the Company and Executive agree that if, in any action before any court or agency legally empowered to enforce this Release, any term, restriction, covenant, or promise hereof is found to be unreasonable or otherwise unenforceable, then such decision shall not affect the validity of the other provisions of this Agreement, and such invalid term, restriction, covenant, or promise shall also be deemed modified to the extent necessary to make it enforceable.
b.Notice. For purposes of this Release, notices, demands and all other communications provided for in this Release shall be in writing and shall be deemed to have been duly given when received if delivered in person, the next business day if delivered by overnight commercial courier (e.g., Federal Express), or the third business day if mailed by United States certified mail, return receipt requested, postage prepaid, to the following addresses:
If to the Company, to:
Lexington Realty Trust
One Penn Plaza, Suite 4015
New York, NY 10119-4015
Attn: Lead Independent Trustee

with a copy to:
Lexington Realty Trust
One Penn Plaza, Suite 4015
New York, NY 10119-4015
Attention: General Counsel
If to Executive, to at the address set forth on the signature page hereof.
Either party may change its address for notices in accordance with this Section 5(b) by providing written notice of such change to the other party.
c.Governing Law and Venue. This Release shall be governed by and construed in accordance with the laws of the State of New York. The Executive agrees that exclusive venue for any litigation, action or proceeding arising from or relating to this Release shall lie in the state or federal courts located in New York County, New York and the Executive expressly waives any right to contest such venue for any reason whatsoever.
d.Benefits; Binding Effect. This Release shall be binding upon the Executive and its heirs, personal representatives, legal representatives and successors. This Release shall inure to the benefit of the Company and its legal representatives, successors and, in the case of a sale of all or substantially all of the Company’s assets, or upon any merger, consolidation or reorganization of the Company, the Company’s assigns.

Appendix A-Exhibit A-3

e.Entire Agreement. This Release and the Severance Agreement constitute the entire agreement between the Executive and the Company, and all prior understandings, agreements or undertakings between the Executive and the Company concerning Executive’s termination of employment or the other subject matters of this Agreement are superseded in their entirety by this Release and the Severance Agreement.
f.Waivers and Amendments. This Release may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Executive and the Company. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Company of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.
g.Interpretation. As Executive has had the opportunity to consult with legal counsel, no provision of this Release shall be construed against or interpreted to the disadvantage of the Company by reason of the Company having, or being deemed to have, drafted, devised, or imposed such provision.
h.Incorporation of Recitals. The recitals set forth in the beginning of this Release are hereby incorporated into the body of this Release as if fully set forth herein.
[Signature Page Follows]

Appendix A-Exhibit A-4

IN WITNESS WHEREOF, the Executive has signed Executive’s name as of the day and year first above written.

___________________________
Executive:

Executive’s Address:

[Signature Page to Release]

Appendix A-Exhibit A-5

Appendix B - Form of Executive Severance Policy Agreement
EXECUTIVE SEVERANCE POLICY AGREEMENT (E. Robert Roskind)

This executive severance policy agreement (this “Policy Agreement”) applies to Executive only during the Pre-Retirement Period.
If the Executive’s employment is terminated by the Company without “Cause” during the Pre-Retirement Period or the Executive terminates employment for “Good Reason,” the Retirement Agreement shall terminate and be of no further force and effect and Executive shall be entitled to receive the following (collectively, the “Without Cause or Good Reason Severance Benefits”):

•
a severance payment equal to two (2) times: the sum of (i) the Executive’s annual base salary at termination (or if Executive resigned for Good Reason on account of a reduction in annual base salary, Executive’s annual base salary immediately prior to such reduction) and (ii) the average of the Executive’s last two annual cash incentive awards, paid in a lump sum on the 60th day following the Executive’s termination of employment;

•
a pro rata annual bonus determined by multiplying the average of the last two annual cash incentive awards by a fraction equal to the number of days employed during the year of termination divided by 365, paid in a lump sum on the 60th day following the Executive’s termination of employment; and

•
continuation at the Company’s expense of medical, dental, disability, life insurance and other employee welfare benefits then provided to the Company’s executives (“Group Healthcare Benefits”) for a period of two (2) years following the date of termination, or if the Executive is ineligible for such Group Healthcare Benefits or if providing such Group Healthcare Benefits would result in adverse tax consequences under Section 105(h) of the Code or any similar law, then a lump sum payment of the cash equivalent of the premiums or other contributions that the Company would otherwise pay to continue coverage of such Group Healthcare Benefits, paid on the 60th day following Executive’s termination of employment.

If a “Change in Control” occurs prior to the Retirement Date or a “Change in Control” occurs following the Retirement Date, but such “Change in Control” was subject to a definitive written agreement executed by the Company prior to the Retirement Date, and, in all such cases the Executive is not offered continued employment with the Company in a substantially similar capacity following Retirement Date and the Executive’s employment was not terminated by the Company with “Cause” or by the Executive without “Good Reason”, then, following the “Change in Control,” the Retirement Agreement shall terminate and be of no further force and effect and Executive shall be entitled to receive the following (collectively, the “Change in Control Severance Benefits”):

•	a severance payment equal to two (2) times: the sum of (i) the Executive’s annual base salary at the earlier of the Retirement Date and the “Change in Control”

Appendix B-1

and (ii) the average of the Executive’s last two annual cash incentive awards, paid in a lump sum on the 60th day following the “Change in Control;”

•
a pro rata annual bonus determined by multiplying the average of the last two annual cash incentive awards by a fraction equal to the number of days employed during the year of termination divided by 365, paid in a lump sum on the 60th day following the “Change in Control;” and

•
continuation at the Company’s expense of medical, dental, disability, life insurance and other employee welfare benefits then provided to the Company’s executives (“Group Healthcare Benefits”) for a period of two (2) years following the date of the “Change in Control,” or if the Executive is ineligible for such Group Healthcare Benefits or if providing such Group Healthcare Benefits would result in adverse tax consequences under Section 105(h) of the Code or any similar law, then a lump sum payment of the cash equivalent of the premiums or other contributions that the Company would otherwise pay to continue coverage of such Group Healthcare Benefits, paid on the date of the “Change in Control.”

If the Executive’s employment is terminated on account of death or by the Company on account of “Disability,” during the Pre-Retirement Period, the Retirement Agreement shall terminate and be of no further force and effect and the Executive or the Executive’s estate or designated beneficiaries shall be entitled to receive the following (collectively, the “Death or Disability Severance Benefits”):

•	a benefit payment equal to one (1) times the Executive’s base salary at termination, paid in a lump sum on the 60th day following Executive’s termination of employment;

•
a pro rata annual bonus determined by multiplying the average of the last two annual cash incentive awards by a fraction equal to the number of days employed during the year of termination divided by 365, paid in a lump sum on the 60th day following Executive’s termination of employment; and

•
continuation at the Company’s expense of Group Healthcare Benefits for a period one (1) year following the date of termination, or if the Executive is ineligible for such Group Healthcare Benefits or if providing them would result in adverse tax consequences under Section 105(h) of the Code or any similar law, then a lump sum payment of the cash equivalent of the premiums or other contributions that the Company would otherwise pay to continue coverage, paid in a lump sum on the 60th day following Executive’s termination of employment.

Additionally, upon a termination of the Executive’s employment and a termination of the Retirement Agreement under all the circumstances described above, (i) all non-vested time-based awards under any equity award plan of the Company, and all non-vested but earned performance-based awards under any equity award plan of the Company shall accelerate, become fully earned and vested, (ii) the end of the performance period for all non-vested but unearned performance-based awards under any equity award plan of the Company shall be the date of such termination and a pro rata amount of any of such awards then deemed to be earned awards (determined by the number of completed days of the performance period for such award divided by the total number

Appendix B-2

of days in such performance period) shall accelerate, become fully earned and vested, and (iii) all vested unexercised share option awards shall terminate on the six month anniversary of such termination of employment (but in no event later than the maximum term of such option). The benefits described in this paragraph are part of the Without Cause or Good Reason Severance Benefits, the Change in Control Severance Benefits or the Death or Disability Severance Benefits, as the case may be.
If the Executive’s employment is terminated by the Company with “Cause” or the Executive’s employment is terminated by the Executive without “Good Reason”, then the Executive shall not be entitled to any payments hereunder, the Retirement Agreement shall terminate and be of no further force and effect, and all non-vested awards under any equity award plan of the Company shall be forfeited and terminate, except that regardless for the reason of Executive’s termination of employment, Executive shall be entitled to receive the following:

•	any earned but unpaid base salary for the period prior to termination and any earned but unpaid bonuses relating to any bonus period which has ended at the time of such termination; and

•	any rights to which the Executive is entitled in accordance with any applicable plan or program provisions under any employee benefit plan, program or arrangement, fringe benefit or incentive plan.

Notwithstanding anything to the contrary contained in this Policy Agreement, Executive shall not be entitled to receive either the Without Cause or Good Reason Severance Benefits, the Change in Control Severance Benefits or the Death or Disability Severance Benefits, as the case may be, unless Executive signs a general release in the form prescribed by the Company (the “General Release”), which shall be substantially in the form attached as Appendix A, and the General Release becomes effective and irrevocable by the 55th day following Executive’s termination of employment.
“Cause” is defined as (i) the Executive’s commission, conviction of, plea of nolo contendere to, or written admission of the commission of, a felony (but not a traffic infraction or similar offense); (ii) any act by the Executive involving moral turpitude, fraud or misrepresentation with respect to the Company or its Affiliates or the Executive’s duties for the Company or its affiliates; or (iii) gross negligence or willful misconduct on the part of the Executive in the performance of the Executive’s duties as an employee, officer or member of the Company or its affiliates (that in only the case of gross negligence results in a material economic harm to the Company).
“Change in Control” shall mean:
(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 50% or more of either (i) the then outstanding common shares of beneficial interest of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled

Appendix B-3

to vote generally in the election of trustees (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (4) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (C) below; or
(B) Individuals who, as of the date hereof, constitute the Board of Trustees of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Trustees of the Company; provided, however, that any individual becoming a trustee subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(C) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the persons who had Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination have Beneficial Ownership of more than 50%, respectively, of the then outstanding common shares of beneficial interest and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) acquires Beneficial Ownership of 50% or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of trustees or board of directors, as the case may be, of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement with the successor or purchasing entity in respect of such Business Combination, or of the action of the Board of Trustees of the Company, providing for such Business Combination; or
(D) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Appendix B-4

“Disability” is defined as the mental or physical incapacity of the Executive such that (i) the Executive is receiving long-term disability benefits under a Company-sponsored long-term disability policy or (ii) if clause (i) does not apply, the Executive has been incapable as a result of illness, disease, mental or physical disability, disorder, infirmity, or impairment or similar cause of performing the Executive’s essential duties and responsibilities for any period of 180 days (whether or not consecutive) in any consecutive 365 day period, which shall be determined by an approved medical doctor selected by the Company and the Executive. If the Company and the Executive cannot agree on a medical doctor, each party shall select a medical doctor and the two doctors shall select a third who shall be the approved medical doctor for this purpose.

“Good Reason” is defined as the occurrence of the following events without the Executive’s written consent: (i) a material reduction of the Executive’s authority, duties and responsibilities, or the assignment to the executive officer of duties materially inconsistent with the Executive’s position or positions with the Company (in all cases subject to the Retirement Agreement this Policy Agreement is a part of and the transition of Executive’s responsibilities under the Agreement); or (ii) a reduction in the Executive’s rate of base salary. However, an event that otherwise would constitute Good Reason shall not constitute Good Reason unless (a) Executive provides the Company with written notice, no later than 30 days after the initial occurrence of such event constituting Good Reason, indicating an intent to resign due to such event; (b) the Company does not in fact cure such event within 90 days of receiving such written notice; and (c) Executive actually terminates employment during the 30 day period after the end of the 90-day cure period.

Any provision of this Policy Agreement to the contrary notwithstanding, if any of the payments or benefits provided for in this Policy Agreement, together with any other payments which Executive has a right to receive from the Company or any of its affiliates, constitute a “parachute payment”, as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), payments pursuant to this Policy Agreement shall be reduced, if necessary to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code, all as determined by the Company based on the advice of its tax advisor.

Any payments made to Executive under this Policy Agreement shall be reduced by any applicable withholding taxes or other amounts required to be withheld by law or contract.

This Policy Agreement is intended to meet, or be exempt from, the requirements of Section 409A of the Code and the regulations and interpretive guidance promulgated thereunder (collectively, “Section 409A”), with respect to amounts subject thereto, and shall be interpreted and construed consistent with that intent. No expenses eligible for reimbursement, or in-kind benefits to be provided, during any calendar year shall affect the amounts eligible for reimbursement in any other calendar year, to the extent subject to the requirements of Section 409A, and no such right to reimbursement or right to in-kind benefits shall be subject to liquidation or exchange for any other benefit. For purposes of Section 409A, each payment in a series of installment payments provided under this Policy Agreement shall be treated as a separate payment. Any payments to be made under this Policy Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A as determined by the Company based on the advice of its tax advisor. If amounts payable under this Policy Agreement do not qualify for exemption from

Appendix B-5

Section 409A at the time of Executive’s separation from service and therefore are deemed deferred compensation subject to the requirements of Section 409A on the date of such separation from service, then if Executive is a “specified employee” under Section 409A, as determined by the Company based on the advice of its tax advisor, on the date of Executive’s separation from service, payment of the amounts hereunder shall be delayed for a period of six months from the date of Executive’s separation from service if required by Section 409A. The accumulated postponed amount shall be paid in a lump sum within 10 days after the end of the six-month period. If Executive dies during the postponement period prior to payment of the postponed amount, the amounts withheld on account of Section 409A shall be paid to Executive’s estate within 10 days after the date of Executive’s death.

Any payment hereunder may be deferred to the extent reasonably necessary to preserve deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

This Policy Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. Notwithstanding anything else in this Policy Agreement to the contrary, the Company will assign this Policy Agreement to and all rights hereunder shall inure to the benefit of any person, firm or corporation resulting from the reorganization of the Company or succeeding to the business or assets of the Company by purchase, merger or consolidation.

This Policy Agreement is designed to be an “employee welfare benefit plan,” as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). This Plan also is designed to be a “top hat” welfare benefit plan under Section 104(a)(3) of ERISA and, if ever considered a “pension plan,” it shall be a top hat pension plan.
If any contest or dispute shall arise between the Company and Executive regarding or as a result of any provision of this Policy Agreement, the Company shall reimburse Executive for all legal fees and expenses reasonably incurred by Executive in connection with such contest or dispute, but only if Executive is successful in respect of substantially all of Executive’s claims pursued or defended in connection with such contest or dispute.  Such reimbursement shall be made as soon as practicable, and not more than 60 days, following the resolution of such contest or dispute (whether or not appealed).

To the extent U.S. Federal law does not apply, this Policy Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that exclusive venue for any litigation, action or proceeding arising from or relating to this Policy Agreement shall lie in the state or federal courts located in New York County, New York and each of the parties expressly waives any right to contest such venue for any reason whatsoever.

The Executive may not assign Executive’s interest in this Policy Agreement.

Appendix B-6

APPENDIX A
GENERAL RELEASE
THIS GENERAL RELEASE (this “Release”), dated as of                     , 201__, by [ ], residing at the address set forth on the signature page hereof (“Executive”). Capitalized terms used herein but not defined shall have the meanings set forth in the Severance Policy Agreement (the “Severance Agreement”) incorporated into and attached as Exhibit B to that certain Retirement Agreement, dated as of January 14, 2018 (the “Retirement Agreement”), by and between the Company and Executive.
WHEREAS, the Severance Agreement provides that, in consideration for certain payments and benefits payable to Executive in connection with certain terminations of Executive’s employment with the Company, Executive shall fully and finally release the Company and its subsidiaries and affiliates (collectively, the “Company Group”) from all claims relating to Executive’s employment relationship with the Company and the termination of such relationship.
Accordingly, the Executive agrees as follows:

1.	Release.

a.General Release. In consideration of the Company’s obligations under the Severance Agreement and for other valuable consideration, Executive hereby releases and forever discharges the Company Group and each of their respective officers, employees, trustees, directors and agents (collectively, the “Released Parties”) from any and all claims, actions and causes of action (collectively, “Claims”), including, without limitation, any Claims arising under (a) the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1514; Sections 748(h)(i), 922(h)(i) and 1057 of the Dodd-Frank Wall Street and Consumer Protection Act (the “Dodd Frank Act”), 7 U.S.C. § 26(h), 15 U.S.C. § 78u-6(h)(i) and 12 U.S.C. § 5567(a) but excluding from this release any right Executive may have to receive a monetary award from the SEC as an SEC Whistleblower, pursuant to the bounty provision under Section 922(a)-(g) of the Dodd Frank Act, 7 U.S.C. Sec. 26(a)-(g), or directly from any other federal or state agency pursuant to a similar program, or (b) any applicable federal, state, local or foreign law, that Executive may have, or in the future may possess arising out of (x) Executive’s employment relationship with and service as a trustee, director, employee, officer or manager of the Company Group, and the termination of such relationship or service, or (y) any event, condition, circumstance or obligation that occurred, existed or arose on or prior to the date hereof; provided, however, that the release set forth in this Section 1(a) shall not apply to (i) the obligations of the Company under the Severance Agreement and (ii) the obligations of the Company to continue to provide trustee/director and officer indemnification to Executive as provided in the declaration of trust, bylaws or other governing documents for the Company. Executive further agrees that the payments and benefits described in the Severance Agreement shall be in full satisfaction of any and all claims for payments or benefits, whether express or implied, that Executive may have against the Company Group arising out of Executive’s employment relationship, Executive’s service as a trustee, director, employee, officer or manager of the Company Group and the termination thereof. The provision of the payments and benefits described in the Severance Agreement shall not be deemed an admission of liability or wrongdoing by the Company Group. [If applicable: This

Appendix B-Appendix A-1

Section 1(a) does not apply to any Claims that Executive may have as of the date Executive signs this Release arising under the federal Age Discrimination in Employment Act of 1967, as amended, and the applicable rules and regulations promulgated thereunder (“ADEA”). Claims arising under ADEA are addressed in Section 1(b) of this Release.]
b.[If applicable: Specific Release of ADEA Claims. In consideration of the payments and benefits provided to Executive under the Severance Agreement, Executive hereby releases and forever discharges the Company Group and each of their respective officers, employees, trustees, directors and agents from any and all Claims that Executive may have as of the date Executive signs this Release arising under ADEA. By signing this Release, Executive hereby acknowledges and confirms the following: (a) Executive is hereby advised by the Company in connection with Executive’s termination to consult with an attorney of Executive’s choice prior to signing this Release and to have such attorney explain to Executive the terms of this Release, including, without limitation, the terms relating to Executive’s release of claims arising under ADEA; (b) Executive has been given a period of not fewer than 21 days to consider the terms of this Release and to consult with an attorney of Executive’s choosing with respect thereto; and (c) Executive is providing the release and discharge set forth in this Section 1(b) only in exchange for consideration in addition to anything of value to which Executive is already entitled.
c.Representation. Executive hereby represents that Executive has not instituted, assisted or otherwise participated in connection with, any action, complaint, claim, charge, grievance, arbitration, lawsuit or administrative agency proceeding, or action at law or otherwise against any member of the Company Group or any of their respective officers, employees, trustees, directors, shareholders or agents.
2.Cessation of Payments. In the event that Executive (a) files any charge, claim, demand, action or arbitration with regard to Executive’s employment, compensation or termination of employment under any federal, state or local law, or an arbitration under any industry regulatory entity, except in either case for a claim for breach of the Severance Agreement or failure to honor the obligations set forth therein or (b) breaches any of the covenants or obligations contained in or incorporated into the Severance Agreement, the Company shall be entitled to cease making any payments due pursuant to the Severance Agreement.
3.Voluntary Assent. Executive affirms that Executive has read this Release, and understands all of its terms, including the full and final release of claims set forth in Sections 1(a) and 1(b). Executive further acknowledges that (a) Executive has voluntarily entered into this Release; (b) Executive has not relied upon any representation or statement, written or oral, not set forth in this Release; (c) the only consideration for signing this Release is as set forth in the Severance Agreement; and (d) this document gives Executive the opportunity and encourages Executive to have this Release reviewed by Executive’s attorney and/or tax advisor.
4. Revocation. This Release may be revoked by Executive within the seven-day period commencing on the date Executive signs this Release (the “Revocation Period”). In the event of any such revocation by Executive, all obligations of the Company under the Severance Agreement shall terminate and be of no further force and effect as of the date of such revocation.

Appendix B-Appendix A-2

No such revocation by Executive shall be effective unless it is in writing and signed by Executive and received by the Company prior to the expiration of the Revocation Period.
5.Miscellaneous.
a.Severability. As the provisions of this Release are independent of and severable from each other, the Company and Executive agree that if, in any action before any court or agency legally empowered to enforce this Release, any term, restriction, covenant, or promise hereof is found to be unreasonable or otherwise unenforceable, then such decision shall not affect the validity of the other provisions of this Release, and such invalid term, restriction, covenant, or promise shall also be deemed modified to the extent necessary to make it enforceable.
b.Notice. For purposes of this Release, notices, demands and all other communications provided for in this Release shall be in writing and shall be deemed to have been duly given when received if delivered in person, the next business day if delivered by overnight commercial courier (e.g., Federal Express), or the third business day if mailed by United States certified mail, return receipt requested, postage prepaid, to the following addresses:
If to the Company, to:
Lexington Realty Trust
One Penn Plaza, Suite 4015
New York, NY 10119-4015
Attn: Lead Independent Trustee

with a copy to:
Lexington Realty Trust
One Penn Plaza, Suite 4015
New York, NY 10119-4015
Attention: General Counsel
If to Executive, to at the address set forth on the signature page hereof.
Either party may change its address for notices in accordance with this Section 5(b) by providing written notice of such change to the other party.
c.Governing Law and Venue. This Release shall be governed by and construed in accordance with the laws of the State of New York. The Executive agrees that exclusive venue for any litigation, action or proceeding arising from or relating to this Release shall lie in the state or federal courts located in New York County, New York and the Executive expressly waives any right to contest such venue for any reason whatsoever.
d.Benefits; Binding Effect. This Release shall be binding upon the Executive and its heirs, personal representatives, legal representatives and successors. This Release shall inure to the benefit of the Company and its legal representatives, successors and, in the case of a sale of all or substantially all of the Company’s assets, or upon any merger, consolidation or reorganization of the Company, the Company’s assigns.

Appendix B-Appendix A-3

e.Entire Agreement. This Release, together with the other provisions of the Severance Agreement, constitute the entire agreement between the Executive and the Company, and all prior understandings, agreements or undertakings between the Executive and the Company concerning Executive’s termination of employment or the other subject matters of this Agreement are superseded in their entirety by this Release and the other provisions of the Severance Agreement.
f.Waivers and Amendments. This Release may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Executive and the Company. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Company of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.
g.Interpretation. As Executive has had the opportunity to consult with legal counsel, no provision of this Release shall be construed against or interpreted to the disadvantage of the Company by reason of the Company having, or being deemed to have, drafted, devised, or imposed such provision.
h.Incorporation of Recitals. The recitals set forth in the beginning of this Release are hereby incorporated into the body of this Release as if fully set forth herein.
[Signature Page Follows]

Appendix B-Appendix A-4

IN WITNESS WHEREOF, the Executive has signed Executive’s name as of the day and year first above written.

___________________________
Executive:

Executive’s Address:

[Signature Page to Release]

Appendix B-Appendix A-5